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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2001

PLATINUM ENTERTAINMENT INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27852	36-3802328
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11415 Old Roswell Road
Alpharetta, Georgia 30004
(Address of principal executive offices)

Registrant's telephone number, including area code: (770) 664-9262

Not applicable
(Former name or former address, if changed since last report)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

    On February 15, 2001, the Company, as Debtor, filed the Debtor's Plan of Reorganization with the United States Bankruptcy Court for the Northern District of Illinois, Eastern District.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND RESULTS

  c.
  Exhibits:

Exhibit Number	Description
2.1	Debtor's Plan of Reorganization dated February 15, 2001

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM ENTERTAINMENT INC. (Registrant)
Date: February 28, 2001	By:	/s/ SHANNON SAEGER Shannon Saeger Vice President and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
2.1	Debtor's Plan of Reorganization dated February 15, 2001

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SIGNATURES
INDEX TO EXHIBITS